                  SECOND AMENDMENT (this "Amendment") dated as of October 27, 2000, to the Revolving Credit and Guarantee Agreement, dated as of October 3, 2000 (the "Credit Agreement") among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower parties thereto, each a debtor-in-possession in a case pending pursuant to Chapter 11 of the Bankruptcy Code, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as advisor and arranger (the "Arranger"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower has advised the Administrative Agent that numerous parties have expressed considerable interest in acquiring, and several of such parties are making progress towards submitting bids to acquire, all or a significant portion of the assets of the Borrower;

                  WHEREAS, in light of the significant interest expressed in the Borrower's assets and in order to facilitate the auction contemplated by the sale procedures submitted to the Bankruptcy Court for approval and to maximize the aggregate sale price in connection therewith, the Borrower has requested that the Lenders agree to amend the Credit Agreement to eliminate the Milestone requiring the Borrower to obtain a definitive purchase agreement by November 10, 2000;

                  WHEREAS, the Borrower has also requested that the Lenders agree to amend certain other provisions of the Credit Agreement on the terms and subject to the conditions hereof; and

                  WHEREAS, the Administrative Agent and the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

                  2. Amendment of Section 5.16. Clause (iii) of Section 5.16 of the Credit Agreement is hereby amended by (i) replacing the comma following the phrase "in all cases subject to the terms of this Agreement" with the word "and" and (ii) deleting the phrase "and the Budget".

                  3. Amendment of Section 8.16. Section 8.16(a) of the Credit Agreement is hereby amended by inserting at the end of such section the following phrase: "other than payments of up to 50% of the allowed amount of any such claims provided, that the aggregate amount of all such payments shall not exceed $3,000,000 in the aggregate."

                  4. Amendment of Schedules. Schedules 1.1B and 1.1C to the Credit Agreement are hereby deleted in their entireties and are replaced by new Schedules 1.1B and 1.1C annexed hereto as Exhibits A and B, respectively.

                                                                              2
                  5. Representations and Warranties. After giving effect to this Amendment, the Borrower hereby represents and warrants that all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default has occurred and is continuing.

                  6. Effectiveness. This Amendment shall become effective on the date upon which the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Subsidiary Guarantors and the Required Lenders.

                  7. Continuing Effects. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                  8. Counterparts. This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  10. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   THE GRAND UNION COMPANY



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GRAND UNION STORES, INC. OF VERMONT



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GRAND UNION STORES OF NEW HAMPSHIRE, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPECIALTY MERCHANDISING SERVICES, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   LEHMAN COMMERCIAL PAPER INC.,
                                    as Administrative Agent and Lender

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    Exhibit A

                                                                  SCHEDULE 1.1B


                           Maximum Outstanding Amounts
                           ---------------------------

                                           Maximum Outstanding Amount
                              --------------------------------------------------
             Week Ending      Revolving Credit Loans        Letters of Credit
             -----------      ----------------------     -----------------------

         October 7, 2000            $15,700,000               $1,850,000

         October 14, 2000           $13,600,000               $1,850,000

         October 21, 2000           $17,700,000               $1,850,000

         October 28, 2000           $22,000,000               $1,850,000

         November 4, 2000           $31,100,000               $1,850,000

         November 11, 2000          $38,400,000               $1,850,000

         November 18, 2000          $38,400,000               $1,850,000

         November 25, 2000          $38,400,000               $1,850,000

         December 2, 2000           $38,400,000               $1,850,000

         December 9, 2000           $51,700,000               $1,850,000

         December 16, 2000          $56,300,000               $1,850,000

         December 23, 2000          $56,800,000               $1,850,000

         December 30, 2000          $55,400,000               $1,850,000

         January 6, 2001            $58,150,000               $1,850,000

         January 13, 2001           $53,400,000               $1,850,000

         January 20, 2001           $53,500,000               $1,850,000

         January 27, 2001           $53,000,000               $1,850,000

         February 3, 2001           $56,500,000               $1,850,000

         February 10, 2001          $51,900,000               $1,850,000

         February 17, 2001          $50,100,000               $1,850,000

         February 24, 2001          $49,500,000               $1,850,000

         March 3, 2001              $54,400,000               $1,850,000

         March 10, 2001             $58,150,000               $1,850,000

         March 17, 2001             $58,150,000               $1,850,000

         March 24, 2001             $58,150,000               $1,850,000

         March 31, 2001             $58,150,000               $1,850,000

                                    Exhibit B

                                                                  SCHEDULE 1.1C

                                   Milestones

1. The Borrower will file a motion (the "Motion"), in form and substance reasonably acceptable to the Administrative Agent, to establish bidding procedures (the "Bidding Procedures") for, and authorize the sale of all or substantially all of, the Borrower's and its Subsidiaries' assets pursuant to Section 363 of the Code by October 16, 2000 (the "Motion Date").

2. An order approving the Bidding Procedures, in form and substance reasonably acceptable to the Administrative Agent, shall be entered by the Bankruptcy Court within 14 days of the Motion Date.

3. An order (the "Sale Order") approving the sale(s) of all or substantially all of the Borrower's and its Subsidiaries' assets, in form and substance reasonably acceptable to the Administrative Agent, shall be entered by the Bankruptcy Court by December 1, 2000.

4. The closing(s) in respect of the asset sale(s) approved by the Sale Order shall occur within 45 days of the entry of the Sale Order.

5. The consideration due to the Lenders shall be paid in full, as part of the Motion approved by the Administrative Agent, within one day of the closing(s) referenced in Milestone 4.